Exhibit 10.10

FOURTH AMENDMENT TO THE

RECEIVABLES PURCHASE AGREEMENT

THIS FOURTH AMENDMENT TO THE RECEIVABLES AGREEMENT (this “Amendment”), dated as of December 18, 2014, is entered into by and among ARMSTRONG RECEIVABLES COMPANY LLC, a Delaware limited liability company, as seller (the “Seller”), ARMSTRONG WORLD INDUSTRIES, INC., a Pennsylvania corporation, as servicer (the “Servicer”), THE BANK OF NOVA SCOTIA, as Administrative Agent, Related Committed Purchaser and LC Bank (“Scotiabank”, or, as applicable, the “Administrative Agent”, the “Related Committed Purchaser” or the “LC Bank”) and LIBERTY STREET FUNDING LLC, a Delaware limited liability company, as Conduit Purchaser (the “Conduit Purchaser”).

BACKGROUND RECITALS

A. The Seller, the Servicer, the Conduit Purchaser and Scotiabank are parties to that certain Receivables Purchase Agreement dated as of December 10, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”).

B. Pursuant to Section 6.1 of the Agreement, the parties hereto have agreed to amend the Agreement as herein set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

SECTION 1. Definitions. Unless otherwise defined or provided herein, capitalized termed used herein have the meanings ascribed thereto in the Agreement.

SECTION 2. Amendments to the Agreement. As of the date hereof, subject to the satisfaction of the condition precedents set forth in Section 4 hereof, the Agreement is hereby amended as follows:

(a) Signature page S-1 of the Agreement is hereby amended by replacing the address following the signature block for the Seller where it appears therein with the following:

Address:	c/o Armstrong World Industries, Inc.
2500 Columbia Avenue
Lancaster, PA 17603

Attention:	Douglas B. Bingham
Telephone:	(717) 396-3306
Facsimile:	(717) 396-6136

(b) Signature page S-2 of the Agreement is hereby amended by replacing the address following the signature block for the Servicer and Performance Guarantor where it appears therein with the following:

Address:	c/o Armstrong World Industries, Inc.
2500 Columbia Avenue
Lancaster, PA 17603

Attention:	Douglas B. Bingham
Telephone:	(717) 396-3306
Facsimile:	(717) 396-6136

(c) The address following the signature block for The Bank of Nova Scotia set forth on signature page S-4 is hereby amended by replacing the floor “63rd Floor” where it appears therein with the floor “55th Floor”.

(d) Signature page S-4 of the Agreement is hereby amended by deleting the phrase “Commitment: $100,000,000” from where it appears therein.

(e) Signature page S-4 of the Agreement is hereby amended by replacing the address following the phrase “With a copy to” where it appears therein with the following:

Bank of Nova Scotia

250 Vesey Street, 23rd Floor

New York, NY 10281

Attention: Darren Ward

Director, Asset-Backed Finance

(f) The address following the signature block for the LC Bank set forth on signature page S-5 is hereby amended by replacing the floor “63rd Floor” where it appears therein with the floor “55th Floor”.

(g) Signature page S-5 of the Agreement is hereby amended by replacing the address following the phrase “With a copy to” where it appears therein with the following:

Bank of Nova Scotia

250 Vesey Street, 23rd Floor

New York, NY 10281

Attention: Darren Ward

Director, Asset-Backed Finance

(h) The address following the signature block for the Administrative Agent set forth on signature page S-6 is hereby amended by replacing the floor “63rd Floor” where it appears therein with the floor “55th Floor”.

(i) Signature page S-6 of the Agreement is hereby amended by replacing the address following the phrase “With a copy to” where it appears therein with the following:

Bank of Nova Scotia

250 Vesey Street, 23rd Floor

New York, NY 10281

Attention: Darren Ward

Director, Asset-Backed Finance

(j) The definition of “Accrual Reserve Amount” in Exhibit I of the Agreement is hereby amended and restated in its entirety to read as follows:

“Accrual Reserve Amount” means, on any date, the sum of (a) the cash discount accrual balance, (b) the volume rebate accrual balance, (c) the fileback accrual balance, (d) the mark down accrual balance and (e) the bad debt reserve accrual balance, each as reported in the most recent Servicer Report as of such date.

(k) The definition of “Commitment” in Exhibit I of the Agreement is hereby amended and restated in its entirety to read as follows:

“Commitment” means, as of any date of determination with respect to each Related Committed Purchaser, the maximum amount which such Related Committed Purchaser is obligated to pay hereunder on account of all Purchases and Participation Advances, on a combined basis, as set forth on Schedule VI hereto or in the Assumption Agreement or Transfer Supplement or other agreement pursuant to which it became a Purchaser, as such amount may be modified in connection with any subsequent assignment pursuant to Section 6.3(c) or in connection with a change in the Purchase Limit pursuant to Section 1.1(d).

(l)Clause (z)(a) of the definition of “Concentration Limit” in Exhibit I of the Agreement is hereby amended and restated in its entirety to read as follows:

(a) (i) for any Group A Obligor, 15.00%, (ii) for any Group B Obligor, 7.50%, (iii) for any Group C Obligor, 5.00% and (iv) for any Group D Obligor, 3.00%; and

(m)Clause (z)(b) of the definition of “Concentration Limit” in Exhibit I of the Agreement is hereby amended by replacing the number “ten” where it appears therein with the number “five”.

(n)Clause (b) of the definition of “Eligible Obligor” in Exhibit I of the Agreement is hereby amended and restated to read as follows:

(b) neither a Governmental Authority nor a Sanctioned Person,

(o) The definition of “Loss Reserve Floor Percentage” in Exhibit I of the Agreement is hereby amended by replacing the percentage “20%” where it appears therein with the percentage “16.50%”.

(p) The definition of “Purchase Limit” in Exhibit I of the Agreement is hereby amended by deleting the parenthetical “(which shall initially be $75,000,000)” where it appears therein.

(q) The definition of “Scheduled Commitment Termination Date” in Exhibit I of the Agreement is hereby amended by replacing the date “March 28, 2016” where it appears therein with the date “December 18, 2017”.

(r) The following new defined terms and definitions thereof are added to Exhibit I of the Agreement in appropriate alphabetical order:

“Anti-Money Laundering Laws” are the US Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 and the regulations and rules promulgated thereunder, as amended from time to time; the US Money Laundering Control Act of 1986 and the regulations and rules promulgated thereunder, as amended from time to time; the US Bank Secrecy Act and the regulations and rules promulgated thereunder, as amended from time to time; and corresponding laws of (a) the European Union or Canada designed to combat money laundering and terrorist financing and (b) jurisdictions in which the Seller, the Servicer, any Originator or any other Armstrong Person operates or in which the proceeds of any Purchase will be used or from which funds used to repay any obligation under the Transaction Documents of the Seller, the Servicer, any Originator or any other Armstrong Person will be derived.

“Non-Seasonal Period” means each period from (and including) the Settlement Date occurring in March of each calendar year, to (but excluding) the Settlement Date occurring in October of such calendar year.

“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control

“Sanctioned Country” is a country subject to a sanctions program identified on the list maintained by OFAC and currently available at http://www.treas.gov/offices/enforcement/ofac/programs, or as otherwise published from time to time, for which the sanctions program extends beyond listed Sanctioned Persons.

“Sanctioned Person” is any of the following currently or in the future: (i) an entity, vessel, or individual named on the list of Specially Designated Nationals or Blocked Persons maintained by OFAC currently available at http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx or on the consolidated list of persons, groups, and entities subject to EU financial sanctions currently available at http://eeas.europa.eu/cfsp/sanctions/consol-list_en.htm; or (ii) anyone more than 50-percent owned by an entity or individual described in (i) above; or (iii) (A) an agency or instrumentality of, or an entity owned or controlled by, the government of a Sanctioned Country, (B) an entity located in a Sanctioned Country, or (C) an individual who is a citizen or resident of, or located in, a Sanctioned Country, to the extent that the agency, instrumentality, entity, or individual is subject to a sanctions program administered by OFAC; or (iv) an entity or individual engaged in activities sanctionable under CISADA (as defined under Sanctions Laws), ITRA (as defined under Sanctions Laws), IFCA (as defined under Sanctions Laws below), or any other Sanctions Laws as amended from time to time.

“Sanctions Laws” are the laws, regulations, and rules promulgated or administered by OFAC to implement US sanctions programs, including any enabling legislation or Executive Order related thereto, as amended from time to time; the US Comprehensive Iran Sanctions, Accountability, and Divestment Act and the regulations and rules promulgated thereunder (“CISADA”), as amended from time to time; the US Iran Threat Reduction and Syria Human Rights Act and the regulations and rules promulgated thereunder (“ITRA”), as amended from time to time; the US Iran Freedom and Counter-Proliferation Act and the regulations and rules promulgated thereunder (“IFCA”); the sanctions and other restrictive measures applied by the European Union in pursuit of the Common Foreign and Security Policy objectives set out in the Treaty on European Union; and any similar sanctions laws as may be enacted from time to time in the future by the U.S., Canada, the European Union (and its Member States), or the Security Council or any other legislative body of the United Nations; and any corresponding laws of jurisdictions in which the Seller, the Servicer, any Originator, any other Armstrong Person or any of their respective Affiliates operates or in which the proceeds of any Purchase will be used or from which funds used to repay any obligation under the Transaction Documents of the Seller, the Servicer, any Originator or any other Armstrong Person will be derived.

“Seasonal Period” means each period from (and including) the Settlement Date occurring in October of each calendar year, to (but excluding) the Settlement Date occurring in March of the immediately following calendar year.

(s)Section 1(k) of Exhibit III of the Agreement is hereby replaced in its entirety with the following:

(k)Sanctions and Anti-Money Laundering Laws. Neither the Seller nor any of its Affiliates: (i) is, or is owned or controlled by, a Sanctioned Person; (ii) is located, incorporated, organized, or resident in a Sanctioned Country; (iii) has any business affiliation or commercial dealings with, or investments in, any Sanctioned Country or Sanctioned Person; or (iv) is the subject of any action or investigation under any Sanctions Laws or Anti-Money Laundering Laws. No proceeds from any Purchase will be used, directly or indirectly, to lend, contribute, provide, or have otherwise been or will be made available to fund, any activity or business with or related to any Sanctioned Person or Sanctioned Country, or in any other manner that will result in any violation or breach by any person of Sanctions Laws.

(t)Section 1(m) of Exhibit III of the Agreement is hereby amended and restated to read as follows:

(m)Investment Company Act. The Seller is not an “investment company,” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Seller is not a “covered fund” under Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder (the “Volcker Rule”).

(u)Section 2(g) of Exhibit III of the Agreement is hereby amended and restated to read as follows:

(g)Sanctions and Anti-Money Laundering Laws. Neither the Servicer nor any of its Affiliates: (i) is, or is owned or controlled by, a Sanctioned Person; (ii) is located, incorporated, organized, or resident in a Sanctioned Country; (iii) has any business affiliation or commercial dealings with, or investments in, any Sanctioned Country or Sanctioned Person; or (iv) is the subject of any action or investigation under any Sanctions Laws or Anti-Money Laundering Laws. No proceeds from any Purchase will be used, directly or indirectly, to lend, contribute, provide, or have otherwise been or will be made available to fund, any activity or business with or related to any Sanctioned Person or Sanctioned Country, or in any other manner that will result in any violation or breach by any person of Sanctions Laws.

(v) The following new Section 1(q) is hereby added to Exhibit IV of the Agreement immediately following existing Section 1(p) thereof:

(q)Sanctions and Anti-Money Laundering Laws. Seller will use commercially reasonable efforts to ensure that no Collections or other funds used to repay any obligation under the Transaction Documents (i) constitute the property of, or are beneficially owned, directly or indirectly, by any Sanctioned Person; (ii) are derived from any transactions or business with any Sanctioned Person or Sanctioned Country. Seller has taken, and during the term of this Agreement shall take, reasonable measures to ensure compliance with Sanctions Laws and Anti-Money Laundering Laws. During the term of this Agreement, Seller shall not become a Sanctioned Person.

(w) The following new Section 2(l) is hereby added to Exhibit IV of the Agreement immediately following existing Section 2(k) thereof:

(l)Sanctions and Anti-Money Laundering Laws. Servicer will use commercially reasonable efforts to ensure that no Collections or other funds used to repay any obligation under the Transaction Documents (i) constitute the property of, or are beneficially owned, directly or indirectly, by any Sanctioned Person; (ii) are derived from any transactions or business with any Sanctioned Person or Sanctioned Country. Servicer has taken, and during the term of this Agreement shall take, reasonable measures to ensure compliance with Sanctions Laws and Anti-Money Laundering Laws. During the term of this Agreement, Servicer shall not become a Sanctioned Person.

(x)Schedules V of the Agreement is hereby replaced in its entirety with Schedule V hereto.

(y)Schedules VI of the Agreement is hereby replaced in its entirety with Schedule VI hereto.

(z) The signature block on page A-3 of the Form of Servicer Report set forth in Annex A of the Agreement is hereby amended and restated as follows:

By:
Name:	Douglas B. Bingham
Title:	Director of Treasury and Risk Management

(aa) The letterhead of the Form of Purchase Notice set forth in Annex B of the Agreement is hereby amended and restated to read as follows:

The Bank of Nova Scotia,

as Administrative Agent

40 King Street West, 55th Floor

Toronto, ON

Canada M5H1H1

Attention: Paula Czach

The Bank of Nova Scotia

250 Vesey Street, 23rd Floor

New York, NY 10281

Attention: Darren Ward

Facsimile No.: (212) 225-5274

(bb) The letterhead of the Form of Paydown Notice set forth in Annex D of the Agreement is hereby amended and restated to read as follows:

The Bank of Nova Scotia,

as Administrative Agent

40 King Street West, 55th Floor

Toronto, ON

Canada M5H1H1

Attention: Paula Czach

The Bank of Nova Scotia

250 Vesey Street, 23rd Floor

New York, NY 10281

Attention: Darren Ward

Facsimile No.: (212) 225 5274

Armstrong World Industries, Inc.

2500 Columbia Avenue

Lancaster, PA 17603

Attention: Douglas B. Bingham

Facsimile: (717) 396-6136

(cc) The letterhead of the Form of Compliance Certificate set forth in Annex F of the Agreement is hereby amended and restated to read as follows:

The Bank of Nova Scotia,

as Administrative Agent

40 King Street West, 55th Floor

Toronto, ON

Canada M5H1H1

Attention: Paula Czach

The Bank of Nova Scotia

250 Vesey Street, 23rd Floor

New York, NY 10281

Attention: Darren Ward

Facsimile No.: (212) 225-5274

SECTION 3. Representations and Warranties. Each of the Seller and the Servicer represents and warrants to the Conduit Purchaser, the Administrative Agent, the Related Committed Purchaser and the LC Bank as follows:

(a)Representations and Warranties. Each of the representations and warranties made by it under the Agreement and each of the Transaction Documents to which it is party are true and correct in all material respects as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(b)Enforceability. The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are with its organizational powers and have been duly authorized by all necessary organizational action on its parts. This Amendment and the Agreement, as amended hereby, are within such Person’s legal, valid and binding obligations, enforceable against it in accordance with the terms thereof, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(c)No Default. On the date hereof, both before and immediately after giving effect to this Amendment, no Termination Event or Incipient Termination Event has occurred and is continuing.

(d)Further Assurances. Such Person agrees to provide (or to cause to be provided) to the Administrative Agent a copy of all agreements, documents, certificates and instruments, if any, relating to the subject matter of this Amendment, as the Administrative Agent may reasonably request.

SECTION 4. Conditions to Effectiveness. This Amendment shall become effective and be deemed effective, as of the date first above written, upon receipt by the Administrative Agent of the following:

(a) duly executed counterparts of this Amendment from each of the parties hereto;

(b) duly executed counterparts of the amended and restated fee letter, dated on or about the date hereof (the “A&R Fee Letter”), by and among the Seller, the Servicer and the Administrative Agent;

(c) the “Extension Fee” (under and as defined in the A&R Fee Letter) and all other costs and expenses related to this Amendment in immediately available funds;

(d) a pro forma Servicer Report representing the performance of the Receivables Pool for the last full calendar month that ends prior to closing; and

(e) opinions of the Servicer’s and the Seller’s in-house counsel with respect to this Amendment and the other documents executed and delivered as of the date hereof, in form and substance satisfactory to the Administrative Agent.

SECTION 5. Reference to and Effect on the Facility Documents.

(a) Upon the effectiveness of this Amendment, each reference in the Agreement (or in any Transaction Document) to “the Receivables Purchase Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby.

(b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Agreement, all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 6. Transaction Document. This Amendment shall constitute a Transaction Document.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SECTION 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 10. Fees and Expenses. Seller hereby confirms its agreement to pay on demand all reasonable, properly documented costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and expenses of outside legal counsel to the Administrative Agent with respect thereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

ARMSTRONG RECEIVABLES COMPANY LLC

By:
Name:	Christopher S. Parisi
Title:	Secretary

ARMSTRONG WORLD INDUSTRIES, INC.

By:
Name:	Thomas J. Waters
Title:	Vice President and Treasurer

THE BANK OF NOVA SCOTIA, as Administrative Agent, Related Committed Purchaser and LC Bank

By:
Name:	Paula Czach
Title:	Managing Director

LIBERTY STREET FUNDING LLC, as Conduit Purchaser

By:
Name:	Jill Russo
Title:	Vice President

SCHEDULE V

SPECIAL CONCENTRATION LIMITS

Obligor	Special Concentration Limit
Lowe’s Corporation	If Lowe’s Corporation has:
(1) (x) a short-term rating of at least (a) “A-1” by Standard & Poor’s and (b) “P-1” by Moody’s, and (y) a long-term rating of at least (a) “A” by Standard & Poor’s and (b) “A1” by Moody’s, 25% of the aggregate Outstanding Balance of Eligible Receivables;

Or

(2) (x) a short-term rating of at least (a) “A-2” by Standard & Poor’s and (b) “P-2” by Moody’s, and (y) a long-term rating of at least (a) “BBB+” by Standard & Poor’s and (b) “Baa1” by Moody’s, and (z) does not meet the criteria set forth in clause (1) above, 20% of the aggregate Outstanding Balance of Eligible Receivables

The Home Depot, Inc.	If The Home Depot, Inc. has (x) a short-term rating of at least (a)

“A-2” by Standard & Poor’s and (b) “P-2” by Moody’s, and (y) a long-term rating of at least (a) “BBB+” by Standard & Poor’s and (b) “Baa1” by Moody’s, 15% of the aggregate Outstanding Balance of Eligible Receivables

J.J. Haines & Company, Inc.	4.50% of the aggregate Outstanding Balance of Eligible Receivables

SCHEDULE VI

COMMITMENTS

A. Solely for purposes during any Seasonal Period:

Capacity	Name	Commitment
Conduit Purchaser	Liberty Street Funding LLC	N/A
Related Committed Purchaser	The Bank of Nova Scotia	$90,000,000

B. Solely for purposes during any Non-Seasonal Period:

Capacity	Name	Commitment
Conduit Purchaser	Liberty Street Funding LLC	N/A
Related Committed Purchaser	The Bank of Nova Scotia	$100,000,000